UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 22, 2019

FREIGHTCAR AMERICA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 1300, Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 2 Financial Information

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 22, 2019, FreightCar America, Inc. (the “Company”) announced its intention to permanently close its Roanoke, Virginia manufacturing facility as part of the Company’s strategy of streamlining its manufacturing footprint. The Company intends to retain the necessary workforce to complete the remaining contracted work at the facility, which is anticipated to be in or about the fourth quarter of 2019 and fully exit the facility in 2020.

The aggregate cost of the planned wind down and closure of the Roanoke facility is expected to range between $3.5 million and $4.5 million, which will be incurred in 2019 and during the first half of 2020. The Company expects annual cost savings of approximately $5 million upon the completion of the foregoing plan.

Section 8 Other Events

Item 8.01. Other Events.

On July 22, 2019, the Company issued a press release announcing the intended closure of the Roanoke facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements. This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company “believes,” “anticipates,” “expects,” “plans,” or “estimates” or words of similar meaning. Similarly, statements that describe future plans, objectives, outlooks, targets, guidance or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, unfavorably or favorably, from those anticipated as of the date of this report. These risks and uncertainties include, among other things, uncertainties regarding the Company’s ability to effectively execute the Company’s strategy of streamlining its manufacturing footprint within expected costs and timing, as well as the factors detailed in the Company’s Securities and Exchange Commission filings. Stockholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are only made as of the date of this report, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release of FreightCar America, Inc., dated July 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: July 22, 2019	By:	/s/ Georgia L. Vlamis
Georgia L. Vlamis
Vice President, General Counsel, Corporate Secretary and Human Resources